Exhibit 24
                                POWER OF ATTORNEY


                  I, Sybil S. Atkinson, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                          /s/ Sybil S. Atkinson
                                          Sybil S. Atkinson
                                          Director

                                POWER OF ATTORNEY


                  I, Jack W. Bowling, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                                     /s/ Jack W. Bowling
                                                     Jack W. Bowling
                                                     Director

                                POWER OF ATTORNEY


                  I, Jackson M. Bruce, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                                         /s/ Jackson M. Bruce
                                                         Jackson M. Bruce
                                                         Director

                                POWER OF ATTORNEY


                  I, Randolph V. Chrisley, hereby constitute and appoint, Wayne
L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 21st day of October, 1997.



                                              /s/ Randolph V. Chrisley
                                              Randolph V. Chrisley
                                              Director

                                POWER OF ATTORNEY


                  I, A. Carole Pratt, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 21st day of October, 1997.



                                              /s/ A. Carole Pratt
                                              A. Carole Pratt
                                              Director

                                POWER OF ATTORNEY


                  I, David W. Ratcliff, Jr., hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                                   /s/ David W. Ratcliff, Jr.
                                                   David W. Ratcliff, Jr.
                                                   Director

                                POWER OF ATTORNEY


                  I, Nathaniel R. Tuck, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 21st day of October, 1997.



                                                 /s/ Nathaniel R. Tuck
                                                 Nathaniel R. Tuck
                                                 Director

                                POWER OF ATTORNEY


                  I, James L. Webb, Jr., hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                               /s/ James L. Webb, Jr.
                                               James L. Webb, Jr.
                                               Director

                                POWER OF ATTORNEY


                  I, J. David Wine, hereby constitute and appoint, Wayne L. Carpenter and Hiawatha Nicely, Jr., as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of CNB Holdings, Inc (the "Company") or Community National Bank (the "Bank"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company or the Bank to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form SB-2 relating to the Company or the Bank, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm that all my said attorneys or attorney shall do or cause to be done by the virtue hereof. In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

                  WITNESS the execution hereof this 20th day of October, 1997.



                                                       /s/ J. David Wine
                                                       J. David Wine
                                                       Director